Exhibit 99.2

BRE Properties, Inc.

Fourth Quarter 2007

Earnings Release and

Supplemental Financial Data

Mission Peaks

453 Units

Fremont, CA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

Chief Operating Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Fourth Quarter 2007

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2007

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended December 31,		Twelve Months ended December 31,
OPERATING INFORMATION	2007	2006	2007	2006
Total revenues (1)	$88,880	$81,700	$345,163	$318,590

Net income available to common shareholders	$30,707	$12,824	$109,191	$102,322
Per diluted share	$0.59	$0.25	$2.11	$1.96

Funds from Operations (2)	$36,115	$32,552	$136,325	$141,674
FFO per diluted share	$0.69	$0.62	$2.59	$2.67

Nonroutine income items (3)	$0	$0	$1,900	$22,985
Nonroutine income items per diluted share	$0.00	$0.00	$0.04	$0.43

Other Expenses (4)	$0	$0	$0	$1,138
Other Expenses per diluted share	$0.00	$0.00	$0.00	$0.02

Redemption related preferred stock issuance cost (5)	$0	$0	$2,768	$0
Per diluted share	$0.00	$0.00	$0.05	$0.00

Dividends per share	$0.5375	$0.5125	$2.15	$2.05

Adjusted EBITDA (2)	$60,447	$56,344	$235,204	$218,501

Common dividends	$27,553	$26,002	$109,811	$104,814
Preferred dividends	$2,953	$4,468	$16,122	$17,873
Interest expense	$21,682	$19,357	$82,752	$80,199

Interest coverage ratio (6)	2.8	2.9	2.8	2.7
Fixed charge coverage ratio (6)	2.5	2.4	2.4	2.2

Same-store revenue increase/decrease	4.6%	5.3%	5.0%	6.2%
Same-store expense increase/decrease	8.0%	2.5%	1.5%	7.0%
Same-store NOI increase/decrease	3.3%	6.5%	6.5%	5.9%
Same-store operating margins	71.0%	71.0%	70.8%	69.0%

CAPITALIZATION DATA			12/31/07	12/31/06
Net real estate investments			$2,881,640	$2,752,280
Total assets, gross			$3,412,135	$3,225,384

Total debt			$1,919,082	$1,668,910
Minority interest			$30,981	$100,544
Preferred stock (at liquidation preference)			$175,000	$250,000
Total shareholders’ equity			$923,192	$976,845

Common shares and units outstanding			51,813	51,445
Share price, end of period			$40.53	$65.02

Total market capitalization			$4,194,063	$5,263,864
Total book capitalization			$2,873,255	$2,746,299

Debt to total market capitalization			46%	32%
Debt to total book capitalization			67%	61%
Debt to total assets, gross			56%	52%
Secured debt to total assets			6%	9%

COMMUNITY INFORMATION			12/31/07	12/31/06
Operating communities:
Wholly or Majority Owned Communities			77	81
Wholly or Majority Owned Units			21,808	22,680

Unconsolidated Joint Venture Communities			13	9
Unconsolidated Joint Venture Units			4,080	2,672

Communities under development:
Communities			10	9
Units			3,125	2,194

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)

The YTD 2007 EPS and FFO totals include $1,900,000 in proceeds from a legal settlement related to Pinnacle Galleria. The YTD 2006 EPS and FFO totals include income from land sales totaling $3,485,000 and settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000.

(4)	For the twelve months ended December 31, 2006 Other Expenses includes a $576,000 prepayment penalty on notes retired prior to maturity and $561,000 in costs related to Red Hawk Ranch litigation.
(5)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.
(6)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2007

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,823,279	$2,726,159
Construction in progress	297,939	242,509
Less: accumulated depreciation	(458,474)	(401,893)

	2,662,744	2,566,775

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,966	38,846

Real estate held for sale, net	30,548	—

Land under development	125,382	146,659

Total real estate portfolio	2,881,640	2,752,280

Cash	6,952	10,082
Other assets	65,068	61,129

TOTAL ASSETS	2,953,660	2,823,491

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,290,000
Unsecured line of credit	205,000	115,000
Secured line of credit	—	75,000
Mortgage loans	174,082	188,910
Accounts payable and accrued expenses	80,406	77,192

Total liabilities	1,999,488	1,746,102

Minority interests	30,980	100,544

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 and 10,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2007 and December 31, 2006, respectively.	70	100

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,968,448 and 50,484,614 at December 31, 2007 and 2006, respectively.	510	505

Additional paid-in capital	922,612	976,240

Total shareholders’ equity	923,192	976,845

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	2,953,660	2,823,491

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Twelve Months Ended December 31, 2007 and 2006

(Unaudited, dollar and share amounts in thousands)

REVENUE	Quarter ended 12/31/2007	Quarter ended 12/31/2006	Twelve months ended 12/31/2007	Twelve months ended 12/31/2006
Rental income	$85,423	$78,259	$330,810	$304,445
Ancillary income	3,457	3,441	14,353	14,145

Total revenue	88,880	81,700	345,163	318,590

EXPENSES
Real estate expenses	$26,139	$23,663	$103,584	$98,207
Depreciation	21,253	18,424	79,008	72,671
Interest expense	21,682	19,357	82,752	80,199
General and administrative	4,716	4,724	18,241	17,881
Other expenses	—	—	—	1,138

Total expenses	73,790	66,168	283,585	270,096

Other income	756	773	5,787	26,822

Income before minority interests, partnership income and discontinued operations	15,846	16,305	67,365	75,316

Minority interests	(560)	(720)	(2,279)	(3,422)
Partnership income	652	409	2,133	1,150

Income from continuing operations	15,938	15,994	67,219	73,044

Discontinued operations:
Discontinued operations, net (1)	1,014	1,298	4,905	8,849
Net gain on sales	16,708	—	55,957	38,302

Total discontinued operations	17,722	1,298	60,862	47,151

NET INCOME	$33,660	$17,292	$128,081	$120,195

Redemption related preferred stock issuance cost	—	—	2,768	—

Dividends attributable to preferred stock	2,953	4,468	16,122	17,873

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$30,707	$12,824	$109,191	$102,322

Net income per common share - basic	$0.60	$0.25	$2.15	$2.01

Net income per common share - assuming dilution	$0.59	$0.25	$2.11	$1.96

Weighted average shares outstanding - basic (2)	50,880	50,410	50,735	50,925

Weighted average shares outstanding - assuming dilution (2)	51,705	51,610	51,780	52,150

(1)

Details of net earnings from discontinued operations. For 2007 includes one operating property held for sale as of December 31, 2007, one property contributed to joint venture in July of 2007, one property sold in September of 2007 and two properties sold in December 2007 . YTD December, 2006 totals also include results from seven properties held for sale and contributed to a joint venture in April 2006.

	Quarter ended 12/31/2007	Quarter ended 12/31/2006	Twelve months ended 12/31/2007	Twelve months ended 12/31/2006
Rental and ancillary income	$1,533	$2,860	$9,478	$18,024
Real estate expenses	(519)	(1,011)	(3,632)	(7,012)
Depreciation	—	(551)	(941)	(2,163)

Income from discontinued operations, net	$1,014	$1,298	$4,905	$8,849

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$2,823,279	$2,776,532	$2,702,810	$2,743,076	$2,726,159
Construction in progress	297,939	307,534	327,256	287,402	242,509
Less: accumulated depreciation	(458,474)	(438,979)	(420,589)	(420,385)	(401,893)

	2,662,744	2,645,087	2,609,477	2,610,093	2,566,775
Equity interests in real estate joint ventures:
Investments in rental properties	62,966	63,336	44,747	39,202	38,846

Real estate held for sale	30,548	49,024	79,883	—	—
Land under development	125,382	121,095	118,196	150,528	146,659

Total real estate portfolio	2,881,640	2,878,542	2,852,303	2,799,823	2,752,280

Cash	6,952	2,695	11,937	59,536	10,082
Other assets	65,068	68,195	59,912	62,423	61,129

TOTAL ASSETS	$2,953,660	$2,949,432	$2,924,152	$2,921,782	$2,823,491

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:

Unsecured senior notes	$1,540,000	$1,540,000	$1,540,000	$1,590,000	$1,290,000
Unsecured line of credit	205,000	212,000	129,000	—	115,000
Secured line of credit	—	—	—	75,000	75,000
Mortgage loans	174,082	174,779	175,459	188,226	188,910
Accounts payable and accrued expenses	80,406	78,364	89,603	67,965	77,192

Total liabilities	1,999,488	2,005,143	1,934,062	1,921,191	1,746,102

Minority interests	30,980	30,981	31,473	31,994	100,544

Shareholders’ equity:
Preferred stock	70	70	100	100	100
Common stock	510	508	507	507	505
Additional paid-in capital	922,612	912,730	958,010	967,990	976,240

Total shareholders’ equity	923,192	913,308	958,617	968,597	976,845

TOTAL LIABILITIES AND EQUITY	$2,953,660	$2,949,432	$2,924,152	$2,921,782	$2,823,491

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

REVENUE	Dec. 31, 2007	Sept. 30, 2007	June. 30, 2007	Mar. 31, 2007	Dec. 31, 2006
Rental income	$85,423	$84,018	$81,686	$79,684	$78,259
Ancillary income	3,457	3,739	3,678	3,479	3,441

Total revenue	88,880	87,757	85,364	83,163	81,700

EXPENSES
Real estate expenses	26,139	26,875	25,429	25,140	23,663
Depreciation	21,253	19,443	19,360	18,952	18,424
Interest expense	21,682	20,480	20,569	20,020	19,357
General and administrative	4,716	3,973	4,737	4,816	4,724

Total expenses	73,790	70,771	70,095	68,928	66,168

Other income	756	840	3,024	1,167	773

Income before minority interests, partnership income and discontinued operations	15,846	17,826	18,293	15,402	16,305

Minority interests	(560)	(570)	(570)	(579)	(720)
Partnership income	652	529	508	443	409

Income from continuing operations	15,938	17,785	18,231	15,266	15,994

Discontinued operations:
Discontinued operations, net (1)	1,014	1,391	1,383	1,116	1,298
Net gain on sales	16,708	39,249	—	—	—

Total discontinued operations	17,722	40,640	1,383	1,116	1,298

NET INCOME	$33,660	$58,425	$19,614	$16,382	$17,292

Redemption related preferred stock issuance cost	—	2,768	—	—	—
Dividends attributable to preferred stock	2,953	4,232	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$30,707	$51,425	$15,146	$11,914	$12,824

Net income per common share - basic	$0.60	$1.01	$0.30	$0.24	$0.25

Net income per common share - diluted	$0.59	$0.99	$0.29	$0.23	$0.25

Weighted average shares outstanding - basic	50,880	50,745	50,705	50,620	50,410

Weighted average shares outstanding - assuming dilution	51,705	51,760	51,840	51,860	51,610

(1) Details of earnings from discontinued operations, net:	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006
Rental and ancillary income	$1,533	$2,169	$2,945	$2,830	$2,860
Real estate expenses	(519)	(778)	(1,184)	(1,152)	(1,011)
Depreciation	—	—	(378)	(562)	(551)

Income from discontinued operations, net	$1,014	$1,391	$1,383	$1,116	$1,298

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$30,707	$51,425	$15,146	$11,914	$12,824
Add back/ exclude:
Depreciation from continuing operations	21,253	19,443	19,360	18,952	18,424
Depreciation from discontinued operations	—	—	378	562	551
Minority interests	560	570	570	579	720
Depreciation from unconsolidated entities	409	350	272	254	262
Net (gain) on sales	(16,708)	(39,249)	—	—	—
Less: Minority interests not convertible into common shares	(106)	(106)	(105)	(105)	(229)

FUNDS FROM OPERATIONS (1)	$36,115	$32,433	$35,621	$32,156	$32,552

Nonroutine income items (2)	—	—	$1,900	—	—

Redemption related preferred stock issuance cost (3)	—	$2,768	—	—	—

Weighted average shares and equivalents outstanding - assuming dilution	52,550	52,615	52,720	52,770	52,570

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.69	$0.62	$0.68	$0.61	$0.62
Non-routine income items (2)	$0.00	$0.00	$0.04	$0.00	$0.00
Redemption related preferred stock issuance cost (3)	$0.00	$0.05	$0.00	$0.00	$0.00

(1)

Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2)	For the quarter ended June 30, 2007, non routine income items include litigation settlement proceeds of $1,900,000.
(3)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

CAPITAL EXPENDITURES	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006
Capital expenditures (4)	$5,477	$4,019	$5,956	$1,347	$4,209

Average apartment units in period	22,188	22,240	22,681	22,720	22,373
Capital expenditures per apartment unit in period	$247	$181	$263	$59	$188
Capital expenditures per apartment unit-trailing four quarters	$750	$691	$691	$621	$613
Revenue enhancing rehabilitation costs	$5,998	$7,066	$8,758	$7,319	$11,628

(4)

Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006
Revenues from continuing operations	$90,288	$89,126	$88,896	$84,773	$82,882
Revenues from discontinued operations	1,533	2,169	2,945	2,830	2,860

Total Revenues	$91,821	$91,295	$91,841	$87,603	$85,742

Real estate expenses-continuing operations	$26,139	$26,875	$25,429	$25,140	$23,663
Real estate expenses-discontinued operations	519	778	1,184	1,152	1,011

Total Real Estate Expenses	$26,658	$27,653	$26,613	$26,292	$24,674

Total Net Operating Income	$65,163	$63,642	$65,228	$61,311	$61,068

Depreciation from continuing operations	$21,253	$19,443	$19,360	$18,952	$18,424
Depreciation from discontinued operations	—	—	378	562	551

Total Depreciation	$21,253	$19,443	$19,738	$19,514	$18,975

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2007 and 2006

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	Q4 2007	Q4 2006	% Change	Q4 2007	Q4 2006	% Change
San Diego	3,712	$16,153	$15,493	4.3%	$4,702	$3,960	18.7%
San Francisco	3,035	13,826	12,671	9.1%	3,585	3,301	8.6%
Orange County	2,545	11,173	11,033	1.3%	3,348	3,099	8.0%
Los Angeles	1,759	8,585	8,166	5.1%	2,177	2,364	-7.9%
Inland Empire	2,521	8,464	8,472	-0.1%	2,590	2,316	11.8%
Sacramento	1,796	5,630	5,573	1.0%	1,874	1,769	5.9%

Subtotal; California	15,368	$63,831	$61,408	3.9%	$18,276	$16,809	8.7%

Pacific Northwest
Seattle	3,211	11,587	10,539	9.9%	3,519	3,279	7.3%

Mountain/Desert Markets
Phoenix	902	2,446	2,482	-1.5%	781	825	-5.3%

Total Same-Store (1)	19,481	$77,864	$74,429	4.6%	$22,576	$20,913	8.0%

			Net Operating Income
California	No. of Communities	No. of Units	Q4 2007	Q4 2006	% Change	% of Total
San Diego	12	3,712	$11,451	$11,533	-0.7%	20.7%
San Francisco	9	3,035	10,241	9,370	9.3%	18.5%
Orange County	8	2,545	7,825	7,934	-1.4%	14.2%
Los Angeles	8	1,759	6,408	5,802	10.4%	11.6%
Inland Empire	9	2,521	5,874	6,156	-4.6%	10.6%
Sacramento	8	1,796	3,756	3,804	-1.3%	6.8%

Subtotal; California	54	15,368	$45,555	$44,599	2.1%	82.4%

Pacific Northwest
Seattle	12	3,211	8,068	7,260	11.1%	14.6%

Mountain/Desert Markets
Phoenix	2	902	1,665	1,657	0.5%	3.0%

Total Same-Store (1)	68	19,481	$55,288	$53,516	3.3%	100.0%

“Non Same-Store” Summary	No. of Communities	No. of units	Net Operating Income
			Q4 2007	Q4 2006
Acquired properties (2)	4	930	$2,485	$2,332
Development properties (3)	3	664	3,441	1,611
Rehabilitation properties (4)	1	453	1,379	414
Discontinued operations (5)	5	1,153	1,014	1,849
Joint venture income (6)	13	4,080	652	409
Commercial properties (7)	n/a	n/a	148	164
Other income	n/a	n/a	756	773

Total Non Same-Store	26	7,280	$9,875	$7,552

Less Properties Sold 2007	(4)	(873)

Total All Units / NOI	90	25,888	$65,163	$61,068

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2006
(2)	Consists of NOI from properties acquired after October 1, 2006
(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized and three properties (608 units) partially delivered with units under construction.
(4)	Consists of NOI from one property which is under rehabilitation and stabilization.
(5)	Includes results from one property classified as held for sale as of December 31, 2007, one property contributed to a joint venture and three properties sold in 2007.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2007 and 2006

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change
San Diego	3,712	$63,075	$61,474	2.6%	$17,354	$16,987	2.2%
San Francisco	3,035	53,806	49,515	8.7%	14,641	14,264	2.6%
Orange County	2,545	44,669	43,276	3.2%	12,832	12,823	0.1%
Los Angeles	1,759	33,940	31,698	7.1%	9,565	9,481	0.9%
Inland Empire	2,521	34,026	33,318	2.1%	10,080	10,417	-3.2%
Sacramento	1,796	22,491	22,520	-0.1%	7,383	7,165	3.0%

Subtotal; California	15,368	$252,007	$241,801	4.2%	$71,855	$71,137	1.0%

Pacific Northwest
Seattle	2,963	41,404	37,384	10.8%	13,053	12,509	4.3%

Mountain/Desert Markets
Phoenix	902	9,976	9,787	1.9%	3,684	3,619	1.8%

Total Same-Store (1)	19,233	$303,387	$288,972	5.0%	$88,592	$87,265	1.5%

California	No. of Communities	No. of Units	Net Operating Income
			YTD 2007	YTD 2006	% Change	% of Total
San Diego	12	3,712	45,721	44,487	2.8%	21.3%
San Francisco	9	3,035	39,165	35,251	11.1%	18.2%
Orange County	8	2,545	31,837	30,453	4.5%	14.8%
Los Angeles	8	1,759	24,375	22,217	9.7%	11.3%
Inland Empire	9	2,521	23,946	22,901	4.6%	11.1%
Sacramento	8	1,796	15,108	15,355	-1.6%	7.0%

Subtotal; California	54	15,368	$180,152	$170,664	5.6%	83.9%

Pacific Northwest
Seattle	11	2,963	28,351	24,875	14.0%	13.2%

Mountain/Desert Markets
Phoenix	2	902	6,292	6,168	2.0%	2.9%

Total Same-Store (1)	67	19,233	$214,795	$201,707	6.5%	100.0%

“Non Same-Store” Summary	No. of Communities	No. of units	Net Operating Income
			YTD 2007	YTD 2006
Acquired properties (2)	4	930	10,135	7,446
Development properties (3)	3	664	8,959	4,837
Rehabilitation properties (4)	2	701	6,917	4,544
Discontinued operations (5)	12	3,337	5,846	11,012
Joint venture income (6)	13	4,080	2,133	1,150
Commercial properties (7)	n/a	n/a	773	1,848
Other income (8)	n/a	n/a	5,787	26,822

Total Non Same-Store	34	9,712	$40,550	$57,660

Less Properties Sold	(11)	(3,057)
Total All Units / NOI	90	25,888	$255,345	$259,367

(1)	Consists of stabilized properties owned by BRE for at least eight full quarters, starting January 1, 2006
(2)	Consists of NOI from properties acquired after January 1, 2006
(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized after January 1, 2006 and three properties (608 units) partially delivered with units under construction.
(4)	Consists of NOI from two properties which experienced rehabilitation during 2006 and 2007.
(5)

For 2007, amounts include results from one property classified as held for sale as of December 31, 2007, one property contributed to a joint venture and three properties sold in 2007. For 2006, amounts also include results from seven properties held for sale and contributed to joint venture in April of 2006.

(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.
(8)	The 2007 YTD total includes $1,900,000 in proceeds from a legal settlement related to Pinnacle Galleria. The YTD 2006 total includes income from land sales and legal settlement proceeds.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of December 31, 2007 and 2006

	No. of	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
California	Units	Q4’07	Q4’06	% Change	Q4’07	Q4’06	2007	2006
San Diego	3,712	$1,541	$1,506	2.4%	95.8%	93.0%	68%	72%
San Francisco	3,035	1,656	1,530	8.2%	95.7%	93.4%	57%	56%
Orange County	2,545	1,575	1,533	2.8%	93.6%	94.9%	57%	59%
Los Angeles	1,759	1,824	1,696	7.6%	94.6%	93.8%	61%	65%
Inland Empire	2,521	1,243	1,243	0.1%	90.4%	91.9%	60%	60%
Sacramento	1,796	1,126	1,121	0.4%	93.5%	91.8%	66%	66%

Subtotal; California	15,368	$1,504	$1,449	3.9%	94.1%	93.2%	62%	63%

Pacific Northwest
Seattle	3,211	1,284	1,179	8.9%	93.6%	92.2%	61%	58%

Mountain/Desert Markets
Phoenix	902	1,024	1,020	0.4%	92.7%	92.1%	67%	65%

Total/Average Same Store (4)	19,481	$1,446	$1,384	4.4%	94.0%	93.0%	62%	62%

(1)	Represents, by region, weighted average market level rents for the period.
(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.
(3)	Represents the annualized number of units turned over for the twelve month period, divided by the number of units in the region.
(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting October 1, 2006

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q407 (5)

	Number of Units
California	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
L.A./ Orange Co.	684	664	—	—	—	1,348	$1,503	91.9%
San Diego	246	—	—	—	—	246	1,615	94.2%
San Francisco	—	—	453			453	1,712	87.6%
Sacramento	—	—	—	—	236	236	1,130	91.3%

Pacific Northwest
Seattle	—	—	—	280	—	280	1,015	95.6%

Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	925	92.6%
Denver	—	—	—	—	2,596	2,596	955	92.8%

Total/Average Non-Same Store	930	664	453	280	4,080	6,407	$1,152	92.3%

Total/Average Portfolio						25,888	$1,379	93.6%

(5)	Consists of communities acquired and development properties delivered or stabilized after October 1, 2006, one community currently under rehabilitation and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of December 31, 2007

(Dollar and share amounts in thousands)

				For the twelve months ended December 31, 2007
FIXED RATE	Balance Outstanding December 31, 2007		Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000		5.25 years	5.58%	80.2%	45.1%
Secured	162,882		4.13 years	6.23%	8.5%	4.8%
Total fixed rate debt	$1,702,882		5.15 years	5.65%	88.7%	49.9%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	$205,000		4.75 years	6.49%	10.7%	6.0%
Secured tax-exempt mortgages	11,200		0.08 years	4.92%	0.6%	0.3%
Total variable rate debt	$216,200		4.51 years	6.41%	11.3%	6.3%

TOTAL DEBT	$1,919,082		5.08 years	5.73%	100.0%	56.1%

Ratio of debt to total market capitalization	46%

Interest expense coverage - YTD ‘07 (3)	2.8	x

Fixed charge coverage - YTD ‘07 (3)	2.4	x

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2008	—	22,586	22,586
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	665,000	66,645	731,645
Thereafter	480,000	30,113	510,113

Total	$1,745,000	$174,082	$1,919,082

SENIOR UNSECURED DEBT RATINGS
Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST
	Qtr. Ended 12/31/2007	Qtr. Ended 12/31/2006
Interest capitalized	$5,908	$4,234

	YTD 12/31/2007	YTD 12/31/2006
Interest capitalized	$24,097	$15,794

SUMMARY OF COMMON SHARES
Weighted Average	Qtr. Ended 12/31/2007	Qtr. Ended 12/31/2006
Weighted average shares outstanding(5)	50,880	50,410
Weighted average OP units	845	960
Dilutive effect of stock based awards	825	1,200

Diluted shares - FFO (6)	52,550	52,570
Less: Anti-dilutive OP Units (7)	(845)	(960)

Diluted shares - EPS(8)	51,705	51,610

Weighted Average	YTD 12/31/2007	YTD 12/31/2006
Weighted average shares outstanding (5)	50,735	50,925
Weighted average OP units	870	975
Dilutive effect of stock based awards	1,045	1,225

Diluted shares - FFO (6)	52,650	53,125

Less: Anti-dilutive OP Units (7)	(870)	(975)

Diluted shares - EPS(8)	51,780	52,150

Ending	As of 12/31/2007	As of 12/31/2006
Shares outstanding at end of period	50,968	50,485
OP units at end of period	845	960
Dilutive effect of stock based awards	1,045	1,200

Total	52,858	52,645

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 12/31/2007	Qtr. Ended 12/31/2006
8.08% Series B, $25 per share liquidation pref.	—	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	10,000

(1)	Includes $460 million in convertible senior notes.
(2)	At December 31, 2007 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the twelve months ended December 31, 2007.
(4)	Includes the scheduled maturity of our unsecured line of credit. At December 31, 2007, the outstanding balance was $205 million.
(5)	Represents denominator for shares in the calculation of basic earnings per share.
(6)	Represents denominator for shares in the calculation of diluted FFO per share.
(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

December 31, 2007

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred(1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion(3)

The Stuart at Sierra Madre Villa Pasadena, CA	188	$62.1	$62.2	$0.1	Podium	3Q/2007	1Q/2008
Renaissance at Uptown Orange Orange, CA	460	114.6	114.7	0.1	Wrap	1Q/2007	1Q/2008
Avenue 64 Emeryville, CA	224	67.7	68.0	0.3	Podium	3Q/2007	1Q/2008
5600 Wilshire Los Angeles, CA	284	91.3	134.2	42.9	Podium	4Q/2008	1Q/2009
Park Viridian (4) Anaheim, CA	320	43.3	89.2	45.9	Podium	1Q/2009	4Q/2009
Taylor 28 Apartments Seattle, WA	197	20.8	59.8	39.0	Podium	1Q/2009	2Q/2009
Belcarra Apartments Bellevue, WA	296	27.4	83.7	56.3	Podium	3Q/2009	1Q/2010

Total CIP	1,969	$427.2	$611.8	$184.6

LAND OWNED (5)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Crossings Santa Clara, CA	271	$17.4	$86.5	1H/2008	Podium
Wilshire La Brea Los Angeles, CA	645	75.2	320.3	1H/2009	Mid rise
Pleasanton Pleasanton, CA	240	11.5	72.1	2H/2009	Garden
Stadium Park II Anaheim, CA	TBD	21.3	TBD	TBD	Wrap

Total Land Owned	1,156	$125.4	$478.9

Projected Average Composite Yield Upon Stabilization (6)     7.00%     for CIP and Land Owned

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred(8)	Estimated Cost (9)	Estimated Const. Start	Product Type

Riverside, CA	208	$1.8	$46.2	1H/2009	Garden

Pasadena II, CA	212	1.6	87.6	2H/2008	Podium

Mercer Island, WA	166	1.2	50.1	2H/2008	Podium

Walnut Creek, CA	361	2.8	126.0	1H/2009	Podium

Sunnyvale, CA	348	1.6	125.4	1H/2009	Wrap

San Jose, CA	300	0.5	116.1	2H/2010	Wrap

Total	1,595	$9.5	$551.4

(1)

Reflects all recorded costs incurred as of December 31, 2007, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress. “ Included in this amount is $66.4 million of costs for the 332 completed units on Renaissance at Uptown Orange, $28.1 million of costs for the 118 completed units on The Stuart at Sierra Madre and $34.8 million of costs for the 158 completed units on Avenue 64 which are reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”

(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Reflects name change of Stadium Park I.
(5)

Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress

(6)	Stabilization defined as economic stabilization; community leased to a stabilized level of occupancy (93%-95%) and all leasing concessions eliminated.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc. Sequential “Same-Store” Multifamily Markets Summary Last five quarters	Exhibit A

REVENUES

California	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Los Angeles	-0.5%	1.3%	3.8%	0.5%	1.5%
Orange County	-0.6%	0.2%	1.5%	0.1%	-0.3%
Inland Empire	-1.2%	-0.4%	2.5%	-0.9%	-0.1%
San Diego	0.8%	2.7%	1.8%	-1.2%	-0.6%
San Francisco	1.7%	3.0%	0.3%	3.9%	0.6%
Sacramento	-1.4%	2.0%	0.7%	-0.8%	-2.5%

Subtotal; California	0.1%	1.7%	1.7%	0.5%	-0.1%

Pacific Northwest
Seattle	0.1%	2.2%	3.8%	3.4%	-0.2%

Mountain/Desert Markets
Phoenix	-3.5%	-0.2%	3.4%	-0.8%	0.3%

Total Same Store	0.0%	1.7%	2.1%	0.7%	-0.2%

EXPENSES (1)

California	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Los Angeles	-14.0%	3.5%	1.5%	2.0%	7.2%
Orange County	4.4%	3.4%	-2.3%	2.4%	-6.8%
Inland Empire	-3.4%	7.0%	8.7%	-0.5%	-13.0%
San Diego	10.3%	-0.1%	3.6%	4.0%	-12.2%
San Francisco	-7.9%	8.7%	-0.3%	8.7%	-9.4%
Sacramento	0.6%	2.0%	0.4%	3.8%	-3.5%

Subtotal; California	-0.9%	4.0%	1.8%	3.6%	-7.6%

Pacific Northwest
Seattle	0.7%	-3.5%	3.6%	6.9%	-7.2%

Mountain/Desert Markets
Phoenix	-26.2%	13.8%	1.3%	15.2%	-17.4%

Total Same Store	-1.8%	3.2%	2.0%	4.8%	-8.0%

NET OPERATING INCOME

California	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Los Angeles	5.0%	0.5%	4.8%	-0.1%	-0.6%
Orange County	-2.5%	-1.1%	3.1%	-0.8%	2.5%
Inland Empire	-0.3%	-3.4%	0.1%	-1.1%	5.8%
San Diego	-2.6%	3.8%	1.2%	-3.0%	4.1%
San Francisco	5.5%	0.8%	0.5%	2.3%	4.7%
Sacramento	-2.3%	2.1%	0.8%	-3.0%	-2.0%

Subtotal; California	0.5%	0.7%	1.7%	-0.8%	3.1%

Pacific Northwest
Seattle	-0.2%	4.9%	3.9%	1.7%	3.4%

Mountain/Desert Markets
Phoenix	12.7%	-8.2%	4.6%	-8.4%	11.8%

Total Same Store	0.7%	1.0%	2.1%	-0.9%	3.3%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Net Asset Value Calculation, Annualized Q4 2007

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 5.00% (1)

	Calculation per Actual-Q4 ‘07	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$341,692			$341,692
Partnership and ancillary revenues	16,436			16,436

Total real estate revenues	$358,128	$(15,811	) (3),(4)	$342,317

Total real estate expenses	(104,556)	5,139	(3),(4)	(99,417)

Annualized real estate net operating income	$253,572	$(10,672)		$242,900

Real estate asset value	$5,071,440			$4,858,000

Value of other assets:
Properties acquired @ 1.0x cost	—	—		—
Construction in progress @ 1.35x cost (2)	402,218	174,527	(3)	576,745
Land under development @1.20x cost	150,458	—		150,458
Community under rehabilitation	—	136,653	(4)	136,653
Market value of assets held for sale	55,811			55,811
Receivables and other assets, tangible	48,209			48,209
Other liabilities and nonconvertible minority interest	(88,513)			(88,513)

Total value of other assets	$568,183	$311,180		$879,363

Value of all assets:
Real estate asset value	$5,071,440			$4,858,000
Value of other assets	568,183			879,363

Total asset value	$5,639,623			$5,737,363

Debt and preferred equity:
Mortgage loans	$174,082			$174,082
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	205,000			205,000
Secured line of credit	—			—
Perpetual preferred stock	175,000			175,000

Total debt and preferred	$2,094,082			$2,094,082

Current equity value	$3,545,541			$3,643,281

Common shares outstanding	50,968			50,968
Operating partnership units	845			845
Dilution from stock options	1,045			1,045

Diluted shares/OP units outstanding	52,858			52,858

CURRENT NET ASSET VALUE PER SHARE	$67.08			$68.93

[1] Market cap rates	3Q’07 Reporting	Current range
San Francisco	4.00% - 4.75%	4.00% - 5.00%
San Diego	4.75% - 5.75%	4.75% - 5.75%
L.A. / Orange Co.	4.25% - 5.50%	4.25% - 5.50%
Sacramento	5.25% - 6.00%	5.50% - 6.25%
Seattle	4.50% - 5.75%	4.50% - 5.75%
Phoenix	5.00% - 6.00%	5.25% - 6.25%
Denver	5.00% - 5.75%	5.00% - 6.00%

Weighted average	4.45% - 5.50%	4.45% - 5.55%

NAV Sensitivity
Cap Rate	$NAV / Share

5.125%	$66.68
5.00%	$68.93
4.875%	$71.28

[1]

The NAV calculation uses a cap rate of 5.00%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.

[2]	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.
[3]

Represents Renaissance at Uptown Orange in Orange, CA, Avenue 64 in Emeryville, CA and The Stuart at Sierra Madre Villa in Pasadena, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $5.2M.

[4]

Represents Mission Peaks which is under rehabilitation and did not generate full rental revenues for this period. Cost added back represents stabilized market value of Mission Peaks assuming 95% occupancy and 4.50% cap rate. NOI from this asset is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $5.5M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/07	Quarter Ended 12/31/06	Twelve Months Ended 12/31/07	Twelve Months Ended 12/31/06
Net income available to common shareholders	$30,707	$12,824	$109,191	$102,322
Depreciation from continuing operations	21,253	18,424	79,008	72,671
Depreciation from discontinued operations	—	551	941	2,163
Minority interests	560	720	2,279	3,422
Depreciation from unconsolidated entities	409	262	1,285	844
Net gain on investments	(16,708)	—	(55,957)	(38,302)
Less: Minority interests not convertible to common	(106)	(229)	(422)	(1,446)

Funds from operations	$36,115	$32,552	$136,325	$141,674

Diluted shares outstanding - EPS (1)	51,705	51,610	51,780	52,150
Net income per common share - diluted	$0.59	$0.25	$2.11	$1.96

Diluted shares outstanding - FFO (1)	52,550	52,570	52,650	53,125
FFO per common share - diluted	$0.69	$0.62	$2.59	$2.67

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions, nonroutine items, and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 12/31/07	Quarter ended 12/31/06	Twelve Months Ended 12/31/07	Twelve Months Ended 12/31/06
Net income available to common shareholders	$30,707	$12,824	$109,191	$102,322
Interest	21,682	19,357	82,752	80,199
Depreciation	21,253	18,975	79,949	74,834

EBITDA	73,642	51,156	271,892	257,355
Minority interests	560	720	2,279	3,422
Net gain on sales	(16,708)	—	(55,957)	(38,302)
Gain on sales of land	—	—	—	(3,485)
Dividends on preferred stock	2,953	4,468	16,122	17,873
Other expenses	—	—	—	1,138
Redemption related preferred stock issuance cost	—	—	2,768	—
Redhawk Settlement	—	—	—	(19,500)
Galleria Settlement	—	—	(1,900)	—

Adjusted EBITDA	$60,447	$56,344	$235,204	$218,501

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 12/31/07	Quarter ended 12/31/06	Twelve Months Ended 12/31/07	Twelve Months Ended 12/31/06
Net income available to common shareholders	$30,707	$12,824	$109,191	$102,322
Interest	21,682	19,357	82,752	80,199
Depreciation	21,253	18,975	79,949	74,834
Minority interests	560	720	2,279	3,422
Net gain on sales	(16,708)	—	(55,957)	(38,302)
Dividends on preferred stock	2,953	4,468	16,122	17,873
General and administrative expense	4,716	4,724	18,241	17,881
Other expenses	—	—	—	1,138
Redemption related preferred stock issuance cost	—	—	2,768	—

NOI	$65,163	$61,068	$255,345	$259,367

Less Non Same-Store NOI	9,875	7,552	40,550	57,660

Same-Store NOI	$55,288	$53,516	$214,795	$201,707